Exhibit 99.4

Scioderm, Inc.

Table of Contents

(Unaudited)

SCIODERM, INC.

Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
	2015	2014
Assets:
Current assets:
Cash and cash equivalents	$9,017,950	$22,014,226
Investments in marketable securities	5,559,519	—
Prepaid expenses	535,913	819,124
Total current assets	15,113,382	22,833,350
Investments in marketable securities	1,449,259	—
Property and equipment, net	55,098	63,108
Total assets	$16,617,739	$22,896,458

Liabilities, redeemable convertible preferred stock, and stockholders’ deficit
Current liabilities:
Accounts payable	$554,791	$—
Accrued expenses	969,918	1,213,982
Total current liabilities	1,524,709	1,213,982
Total liabilities	1,524,709	1,213,982

Redeemable convertible preferred stock
Series A redeemable convertible preferred stock, $0.001 par value, 16,000,000 shares designated, 16,000,000 shares issued and oustanding as of June 30, 2015 and December 31, 2014 (liquidation preference of $16,000,000)	16,000,000	16,000,000
Series B redeemable convertible preferred stock, $0.001 par value, 6,110,974 shares designated, 6,110,974 shares issued and oustanding as of June 30, 2015 and December 31, 2014 (liquidation preference of $19,999,989)	19,999,989	19,999,989
Total redeemable convertible preferred stock	35,999,989	35,999,989

Commitments and contingencies

Stockholders’ deficit:
Common stock, $0.001 par value; 36,000,000 shares authorized; 6,905,767 and 7,303,720 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	6,906	7,304
Additional paid-in capital	1,340,922	680,474
Accumulated other comprehensive loss	(4,601)	—
Accumulated deficit	(22,250,186)	(15,005,291)
Total stockholders’ deficit	(20,906,959)	(14,317,513)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$16,617,739	$22,896,458

SCIODERM, INC.

Consolidated Statements of Operations

(Unaudited)

	Six Months
	Ended June 30,
	2015	2014

Operating expenses:
Research and development	$5,441,933	$3,547,717
General and administrative	1,415,855	894,237
Sales and marketing	404,819	309,848
Total operating expenses	7,262,607	4,751,802
Loss from operations	(7,262,607)	(4,751,802)
Other income:
Interest income	17,712	3,861

Net loss	$(7,244,895)	$(4,747,941)

SCIODERM, INC.

Consolidated Statements of Comprehensive Loss

(Unaudited)

	Six Months
	Ended June 30,
	2015	2014

Net loss	$(7,244,895)	$(4,747,941)

Other comprehensive loss:
Net unrealized loss on available-for-sale securities	(4,601)	—

Comprehensive loss	$(7,249,496)	$(4,747,941)

SCIODERM, INC.

Consolidated Statements of Cash Flows

(Unaudited)

	Six Months
	Ended June 30,
	2015	2014
Operating activities
Net loss	$(7,244,895)	$(4,747,941)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,010	7,514
Share-based compensation		137,427
Changes in operating assets and liabilities:
Prepaid expenses	283,211	(653,931)
Accounts payable	554,791	695,508
Accrued expenses	(244,064)	(405,173)
Net cash used in operating activities	(5,994,115)	(4,966,596)

Investing activities
Purchase of marketable securities	(7,013,379)	—
Purchase of property and equipment	—	(5,047)
Net cash used in investing activities	(7,013,379)	(5,047)

Financing activities
Proceeds from issuance of Series A preferred stock and options to purchase common stock	—	7,000,000
Proceeds from exercise of stock options	11,632	—
Repurchase of restricted common stock	(414)	—
Payment of redeemable convertible preferred stock issuance costs	—	(62,321)
Net cash provided by financing activities	11,218	6,937,679
Net (decrease) increase in cash	(12,996,276)	1,966,036
Cash, beginning of period	22,014,226	4,101,163
Cash, end of period	$9,017,950	$6,067,199

Supplemental schedule of noncash financing activities
Accretion of Series A redeemable convertible preferred stock	$—	$62,321

NOTE 1:                                             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business Activity

Scioderm, LLC (the “LLC”), a Delaware limited liability company, was formed on January 31, 2012.  On April 24, 2013, the LLC converted into Scioderm, Inc. (the “Company”), a Delaware corporation.  Members’ equity at the conversion date was converted to 7,033,720 shares of common stock in the Company.  The Company is currently developing an innovative therapy for treating a skin disease with a high unmet need.  On May 22, 2014, the Company formed a wholly owned subsidiary, Scioderm Limited, organized under the laws of the Republic of Ireland.  Scioderm Limited has had no operations since its organization and, as such, has not incurred any operating expenses.  Accordingly, there are no intercompany transactions that required elimination in the preparation of the accompanying consolidated financial statements.

Basis of Presentation

The Company has prepared the accompanying unaudited consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information.  Accordingly, they do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements.  In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s interim financial information.  Operating results for the six months ended June 30, 2015 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2015.  The accompanying unaudited consolidated financial statements and related notes should be read in conjunction with the Company’s audited financial statements for the years ended December 31, 2014 and 2013.

Significant Accounting Policies

During the six months ended June 30, 2015, the Company purchased marketable securities that are classified as available-for-sale and has included certain disclosures in these financial statements relative to these marketable securities.  There have been no material changes to the Company’s significant accounting policies during the six months ended June 30, 2015 and 2014, as compared to the significant accounting policies disclosed in Note 1 of the consolidated financial statements for the years ended December 31, 2014 and 2013.  However, the following accounting policies are the most critical in fully understanding the Company’s financial condition and results of operations.

NOTE 1:                                             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Business Risks

The Company faces risks associated with companies whose products are in development.  These risks include, among others, the Company’s need for additional financing to complete its research and development, achieving key technical milestones, defending intellectual property rights, and dependence on key members of management.  Operations since inception have consisted primarily of organizing the Company, prosecuting its intellectual property, securing financing and research funding, and performing research and development activities.

Cash, Cash Equivalents, and Marketable Securities

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents.

Marketable securities consist of corporate bond securities and certificates of deposit with a maturity of greater than three months that can be readily purchased or sold using established markets.  These investments are classified as available-for-sale and are reported at fair value on the Company’s balance sheet.  Unrealized holding gains and losses are reported within comprehensive loss in the accompanying statements of comprehensive loss.  Fair value is based on available market information including quoted market prices, broker or dealer quotations or other observable inputs.  See Note 3 for a summary of available-for-sale securities as of June 30, 2015.

Accrued Expenses

The Company’s preclinical studies and clinical trials are performed by third-party laboratories, medical centers and research institutions, contract research organizations, and other vendors (collectively, “CROs”).  These CROs generally bill monthly or quarterly for services performed or upon achieving certain milestones. Expenses related to clinical trials are based on the services received and efforts expended pursuant to contracts with CROs that conduct and manage clinical trials on behalf of the Company. Payments under some of these contracts may depend on factors such as the successful enrollment of patients and the completion of clinical trial milestones.

NOTE 1:                                             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and Development Expenses

The Company expenses costs associated with research and development as incurred.  These costs include payments to third parties that specifically relate to the Company’s product candidates within clinical development, such as payments to CROs, clinical investigators, and consultants.  In addition, employee costs (salaries, payroll taxes, benefits, share-based compensation, and travel) for employees contributing to research and development activities are classified as research and development costs.

NOTE 1:                                             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Share-Based Compensation

The Company accounts for share-based compensation using the fair value method of accounting, which requires all such compensation, including the grant of stock options, to be recognized in the consolidated statement of operations and comprehensive loss based on its fair value at the grant date.  The expense associated with share-based compensation is recognized on a straight-line basis over the service period of each award.  For share-based compensation granted to non-employees, the measurement date is generally considered to be the date when all services have been rendered or the date that options are fully vested.

Fair Value Measurements

The Company records marketable securities under the fair value measurements as defined by the Financial Accounting Standards Board (“FASB”) guidance.  Current FASB fair value guidance emphasizes that fair value is a market-based measurement, not an entity-specific measurement.  Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset.  As a basis for considering market participant assumptions in fair value measurements, current FASB guidance establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions that market participants assumptions would use in pricing assets (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets that the Company has the ability to access at measurement date.  Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly.  Level 2 inputs may include quoted prices for similar assets in active markets, as well as inputs that are observable for the asset (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals.  Level 3 inputs are unobservable inputs for the asset, which is typically based on an entity’s own assumptions, as there is little, if any, related market activity.  In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset.

NOTE 1:                                             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (concluded)

Income Taxes

The Company has incurred net operating losses since inception and is forecasting additional losses through December 31, 2015.  Therefore, no United States federal, state, or foreign income taxes are expected for 2015 and none have been recorded as of June 30, 2015.

Due to the Company’s history of losses since inception, there is not enough evidence at this time to support the conclusion that it will generate future income of a sufficient amount and nature to utilize the benefits of the Company’s net deferred tax assets.  Accordingly, the Company fully reduced its net deferred tax assets by a valuation allowance, since it has been determined that it is more likely than not that all of the deferred tax assets will not be realized.

The Tax Reform Act of 1986 contains provisions which limit the ability to utilize the net operating loss carryforwards in the case of certain events including significant changes in ownership interests.  If the Company’s net operating loss carryforwards are limited, and the Company has taxable income which exceeds the permissible yearly net operating loss carryforwards, the Company would incur a federal income tax liability even though net operating loss carryforwards would be available in future years.

NOTE 2:                                             ACQUISITION OF INTELLECTUAL PROPERTY

During April 2013, the Company entered into a purchase agreement to acquire certain intellectual property for dermatological indications. Under the terms of the agreement, the Company paid $1,040,000 in cash and issued 295,416 shares of common stock with an estimated fair value of $65,000.  In addition, the Company is required to pay an additional $6,000,000 in cash upon the occurrence of certain future contingent events, which include (i) payment or other distribution to holders of debt or equity securities, (ii) an acquisition, or (iii) an asset sale, all of which are defined in the purchase agreement.  The Company determined that the contingent events that would trigger this payment were not probable as of June 30, 2015.

NOTE 3:                                             ASSETS MEASURED AT FAIR VALUE

As of June 30, 2015, the Company held approximately $9,018,000 in cash and cash equivalents and approximately $7,009,000 of available-for-sale securities which are reported at fair value on the Company’s balance sheet.  Unrealized holding gains and losses are reported within other comprehensive loss in the statements of comprehensive loss.

NOTE 3:                                             ASSETS MEASURED AT FAIR VALUE (continued)

Investments that have original maturities of greater than three months but less than one year are classified as short-term and investments with maturities that are greater than one year are classified as long-term.  During the six months ended June 30, 2015, the Company purchased investments in corporate debt securities and certificates of deposit.  The Company did not hold any marketable securities as of December 31, 2014.

Cash, cash equivalents, and available-for-sale securities consisted of the following as of June 30, 2015:

	As of June 30, 2015
	Cost	Unrealized Gain	Unrealized Loss	Fair Value

Cash, cash equivalents, and cash money market funds	$9,017,950	$—	$—	$9,017,950
Corporate debt securities	3,602,095	—	(3,668)	3,598,427
Certificates of deposits	3,411,284	—	(933)	3,410,351
	$16,031,329	$—	$(4,601)	$16,026,728

Unrealized gains and losses are reported as a component of other comprehensive loss in the statements of comprehensive loss.  For the six months ended June 30, 2015, an unrealized holding loss of $4,601 was included in the statement of comprehensive loss.

For the six months ended June 30, 2015, there were no realized gains or losses.  The cost of securities is based on the specific identification method.

The Company’s financial assets are measured at fair value and classified within the fair value hierarchy which is defined as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly;

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

NOTE 3:                                             ASSETS MEASURED AT FAIR VALUE (concluded)

The Company classifies its cash, money market funds and certificates of deposit within the fair value hierarchy as Level 1 as these assets are valued using quoted prices in active markets for identical assets at the measurement date.  The Company considers it investments in corporate debt securities as available-for-sale and classifies these assets within the fair value hierarchy as Level 2 primarily utilizing broker quotes in a non-active market for valuation of these securities.

A summary of the fair value of the Company’s assets aggregated by level in the fair value hierarchy as of June 30, 2015 are identified in the following table:

	Level 1	Level 2	Level 3	Total

Cash and money market funds	$9,017,950	$—	$—	$9,017,950
Certificates of deposits	—	3,410,351	—	3,410,351
Corporate debt securities	—	3,598,427	—	3,598,427
	$9,017,950	$7,008,778	$—	$16,026,728

NOTE 4:                                             REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT

As of June 30, 2015, the Company was authorized to issue two classes of stock designated as either common stock or preferred stock. The Company is authorized to issue 36,000,000 shares of common stock, of which 6,905,767 shares are issued and outstanding as of June 30, 2015.  The authorized preferred stock consists of (i) 16,000,000 shares of Series A Preferred Stock, all of which are issued and outstanding as of June 30, 2015, and (ii) 6,110,974 shares of Series B Preferred Stock, all of which are issued and outstanding as of June 30, 2015.  The Preferred Stock has a par value of $0.001 per share and the common stock has a par value of $0.001 per share.

The holders of at least a majority of the then outstanding preferred stock, voting together as a separate class, may require the Company to redeem all of the then outstanding preferred stock in three annual installments beginning not prior to April 23, 2018, and ending on April 23, 2020 provided that the Company shall receive at least 90 days prior to the first such redemption date written notice of such election.  The redemption price will be equal to the original issue price plus declared and unpaid dividend with respect to such shares.

NOTE 4:                                             REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT (concluded)

Changes in the redemption values of the Series A and Series B Preferred Stock are recognized immediately as they occur and the carrying value of the preferred stock is adjusted to equal the redemption amount as if redemption were to occur at the end of the reporting period based on conditions that exist as of that date.  Accordingly, the Company recorded accretion of redeemable convertible preferred stock of $0 and $62,321 during the six-month periods ended June 30, 2015 and 2014, respectively.

NOTE 5:                                             STOCK-BASED COMPENSATION

The fair value of the stock options granted during the six months ended June 30, 2015 and 2014 was estimated on the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:

	Six Months Ended June 30,
	2015	2014

Expected dividend yield	0.0%	0.0%
Expected stock-price volatility	93.7%	90.7%
Weighted-average risk-free interest rate	1.7%	2.6%
Expected life of options (in years)	7.5	10.0
Weighted-average fair value per share	$1.20	$0.40

The following summarizes the stock option activity for the six months ended June 30, 2015:

	Available for Grant	Options Outstanding	Weighted- Average Exercise Price	Aggregate Intrinsic Value

Balance as of December 31, 2014	1,225,602	824,398	$4.29
Granted	(666,416)	666,416	0.73
Exercised	—	(16,000)	0.73
Restricted stock units granted	(250,000)	—	—
Balance as of June 30, 2015	309,186	1,474,814	$0.62	$744,768

The following summarizes certain information about stock options vested and expected to vest as of June 30, 2015:

	Number of Options	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price	Aggregate Intrinsic Value

Outstanding and expected to vest	1,362,422	9.1	$0.61	$697,222
Vested and exercisable	643,785	9.1	$0.55	$367,820

NOTE 5:                                             STOCK-BASED COMPENSATION (continued)

During January 2015, the Company modified certain stock option awards for the purchase of 496,687 shares of common stock that were previously granted at an exercise price of $6.97 per share.  The Company modified these stock options in January 2015 to change the exercise price to $0.73 per share.  The prior vesting terms and expiration dates of the reissued stock options were not modified.  During the six month period ended June 30, 2015, the Company recorded approximately $615,000 of share-based compensation expense for the stock option awards, which included approximately $100,000 of incremental expense associated with the modified awards.  During the six month period ended June 30, 2014, the Company recorded approximately $69,000 of share-based compensation expense for stock option awards.

During the six-month period ended June 30, 2015, 16,000 stock options were exercised for the purchase of common stock for total proceeds of $11,632.  The aggregate intrinsic value of the options exercised was approximately $54,000.

As of June 30, 2015, there was approximately $433,000 of total unrecognized compensation cost related to non-vested stock option grants, which is expected to be recognized over a weighted-average period of 3.3 years.

The Company’s stock option plan provides for accelerated vesting under certain change-of-control transactions.

During April 2013, the Company granted 2,483,720 shares of restricted common stock to certain executives of the Company. Under the terms of the related stock restriction agreement, the Company has the right to repurchase all or any portion of any unvested shares of common stock held by the executive upon termination of their employment at a purchase price equal to the lesser of (i) $0.001 per share or (ii) the then current fair market value of the common stock. Accordingly, the Company is recognizing compensation expense equal to the grant date fair value of the Company’s common stock of $0.22 per share over the four year vesting period.  The Company has recorded approximately $34,000 and $68,000 of compensation expense during the six-month periods ended June 30, 2015 and 2014, respectively, in connection with these restricted stock agreements.  As of June 30, 2015, there was approximately $122,000 of total unrecognized compensation cost related to the restricted common stock granted to the executives which is expected to be recognized over a weighted-average period of 1.8 years.

In connection with the employment termination of one executive during December 2014, the Company modified the restricted stock agreement to provide for incremental vesting in shares of common stock that otherwise would have been forfeited pursuant to the terms of the original agreement.  The Company repurchased the remaining 413,953 unvested shares pursuant to the termination agreement for $414 during the six month period ended June 30, 2015.

NOTE 5:                                             STOCK-BASED COMPENSATION (concluded)

In addition, the Company granted 250,000 and 300,000 restricted stock units to certain employees during the six-month periods ended June 30 2015 and 2014, with a grant date fair value of approximately $280,000 and $213,000, respectively.  The restricted stock units contain certain service and performance conditions whereby vesting is contingent upon the continued employment by the holder and the occurrence of a liquidity event, as defined, within five years of the grant date.  The Company has not recognized compensation expense in connection with the grant of the restricted stock units since vesting is contingent upon occurrence of a liquidity event, as defined, which was not deemed probable as of June 30, 2015.  When the contingency becomes probable, the Company will record compensation expense equal to the grant date fair value of the restricted stock units.

NOTE 6:                                             SUBSEQUENT EVENTS

Effective July 21, 2015, the Board of Directors amended the Company’s 2013 Stock Plan to provide for acceleration of vesting for its outstanding stock options and restricted stock units immediately following a Corporate Transaction, as defined.

Through August 21, 2015, the Company has issued 241,416 stock options to consultants and board members with an exercise price of $0.73.

Effective August 30, 2015 the Company entered into a merger agreement with Amicus Therapeutics, Inc. (“Amicus”) whereby Amicus will purchase all the outstanding shares of common and preferred stock of the Company on the close date.  The merger transaction closed effective September 30, 2015.

In connection with the closing of the merger transaction with Amicus on September 30, 2015, all outstanding stock options and restricted stock became fully vested, the Company paid a cash bonus to employees of approximately $500,000 and the $6,000,000 contingent payment described in Note 2 became due and payable.

Subsequent events have been evaluated through September 30, 2015, which is the date that these consolidated financial statements were issued.